UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K/A-1

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              April 30, 2004
                              --------------
                              Date of Report
                    (Date of earliest event reported)


                      OAK RIDGE MICRO-ENERGY, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                             275 Midway Lane
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 220-8886
                              --------------
                       (Registrant's Telephone Number)


                                   N/A
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

     None; not applicable.

          (b)  Pro Forma Financial Information.

     None; not applicable.

          (c) Exhibits.

     99.1      Compromise and Settlement Agreement

               Exhibit A - Global Letter Agreement
               Exhibit B - Wire Transfers
               Exhibit C - Issuance Instructions


                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OAK RIDGE MICRO-ENERGY, INC.

DATED:
       ------------------                ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director